Zazove Convertible Fund, L.P.
Semi-Annual Report
June 30, 1998
(Unaudited)

Table of Contents
Historical Performance Summary  3
Schedule of Investments  4
Balance Sheet  8
Statement of Operations  9
Statement of Changes in Partners' Capital  10
Statement of Cash Flows  11
Notes to Financial Statements  12

Zazove Convertible Fund, L.P.
Historical Performance Summary

Description:
The Semi-Annual Report includes a chart and graph that details the Performance of the Fund since inception. The Chart compares the Fund's cumulative performance to the cumulative performance of the S&P 500 Stock Index, Russell 2000 Stock Index and the Lehman Int. Govt/Corp Bond Index for the six months, one year, three year and five year periods ended June 30, 1998 and for the period since inception (9/30/90) to June 30,1998. These results are as follows: Fund - six month Return 7.20%; one year return 6.58%; three year return 64.90%; five year return 88.47%; since September 30, 1990 300.50%.
S & P 500 Stock Index: six month return 17.71%; one year return 30.18%; three year return 120.96%; five year return 182.41%; since September 30, 1990 353.22%. The Russell 2000
Stock Index: six month return 4.92%; one year return 16.50%; three year return 67.89%; five year return 110.46%; since September 30,1990 307.32%. The Lehman Int. Gov/Corp Bond
Index: six month return 3.47%; one year return 8.54%;
three year return 22.19%; five year return 34.51%; since
September 30,1990 82.70%.

The Chart also details the average annualized returns for the Fund, the S&P 500 Stock Index, the Russell 2000 Stock
Index and the Lehman Int. Govt/Corp Bond Index for the three year and five year periods ended June 30, 1997 and for the period beginning September 30, 1990 and ending June 30, 1997. These results are as follows: Fund - three year average annualized return 18.14%; five year average annualized return 13.51%; average annualized return since September 30, 1990 19.61%.S&P 500 Stock Index - three year average annualized return 30.25%;five year average annualized return 23.08%; average annualized return since September 30, 1990 21.53%. The Russell 2000 Stock Index - three year average annualized return 18.85%; five year average annualized return 16.05%; average annualized return since September 30, 1990 19.87%.The Lehman Int. Govt/Corp Bond Index - three year average annualized return 6.91%; five year average annualized return 6.11%; average annualized return since September 30, 1990 8.09%.


The Graph details the growth of a $100,000 investment in the Fund for the period beginning September 30, 1990 and ending
June 30, 1998 ($400,500). The Graph also details the performance of the S&P 500 Stock Index ($453,228), the Russell 2000 Stock Index ($407,318) and the Lehman Int. Govt/Corp Bond Index ($182,701) during this period. The vertical axis reflects the cumulative dollar value of the investment and the horizontal axis reflects the date.

The following disclosure is presenting at the bottom of the page that includes the Historical Performance Summary:

Returns for the Fund are after all fees and expenses.  The S&P
500 Stock Index and the Russell 2000 Stock Index includes the reinvestment of dividends. The Lehman Intermediate
Government/Corporate Bond Index includes the reinvestment of interest. Past results are not a guarantee of future performance.




ZAZOVE CONVERTIBLE FUND, L.P.

Balance Sheet
As of June 30, 1998
(Unaudited)

ASSETS:
Cash and cash equivalents          14,230
Investments, at market value
cost $48,967,174               41,412,178

Receivables -
Securities sold, not settled       10,813
Dividends                          61,952
Interest                          603,210
Total Receivables                 675,976
Capital Expenditures                4,208
Total Assets                   42,106,592

LIABILITIES & PARTNERS' CAPITAL:
Liabilities -
Securities sold short
cost $(449,851)                   413,000
Margin account due to brokers   1,122,463
Accounting Payable                 10,000
Broker payable                      9,275
Payable for custody of assets       2,332
Misc. Payable                         965
Contributions held in advance     836,434
Payable to Adviser                  3,044
Total liabilities               2,397,514

Partners' Capital
General Partners' Capital         415,552
Limited Partners' Capital      39,293,526
Total Partners' Capital        39,709,078
Total Liabilities and
Partners' Capital              42,106,592

Zazove Convertible Fund, L.P.
Schedule of Investments
As of June 30, 1998
Unaudited)


                             Principal  Market Value
CONVERTIBLE BONDS - 72.29%
AMF Bowling *                7,350,000  1,956,938
0.000 % Due 05-12-18
APP Finance VII Mauritius*+  1,670,000  1,336,000
3.500 % Due 04-30-03
APP Global Finance           1,600,000    324,000
0.000 % Due 11-18-12
Affiliated Computer Services * 950,000  1,036,688
4.000 % Due 03-15-05
Altos Hornos De Mexico         500,000    368,750
5.500 % Due 12-15-01
Amkor Technology, Inc.       1,700,000  1,572,500
5.750 % Due 05-01-03
Boston Chicken Inc. +          400,000     21,000
0.000% Due 06-01-15
Boston Chicken Inc.             95,000     16,625
7.750% Due 05-01-04
China Petrochemical Dev Corp*1,500,000  1,245,000
1.000 % Due 05-08-08
Chock Full O' Nuts             120,000    118,650
7.000% Due 04-01-12
Cityscape Financial Corp. ^  5,200,000    234,000
6.00 % Due 05-01-06
Complete Management Inc.       660,000    349,800
8.000% Due 08-15-03
Concentra Managed Care *       830,000    751,150
4.500 % Due 03-15-03
DRS Technologies Inc.          140,000    192,588
9.000 % Due 10-01-03
FPA Medical Management^      2,845,000    256,050
6.500% Due 12-15-01
Fuisz Technologies Ltd.        600,000    612,000
7.000 % Due 10-15-04
General DataComm Ind.Inc. *  1,000,000  1,030,000
7.750 % Due 09-30-02
Gilat Satellite Networks *     300,000    314,250
6.500% Due 06-03-04
Heartport Inc.                 900,000    625,500
7.250% Due 05-01-04
Intevac Inc.                   500,000    423,750
6.500% Due 03-01-04
Inversiones y Rep. S.A. *      200,000    219,000
4.500% Due 08-02-03
New World Infrastructure *     500,000    362,500
1.000 % Due 04-15-03
New World Infrastructure *      95,000     75,050
5.000 % Due 07-15-01
North American Vaccine         640,000    490,400
6.500% Due 05-01-03
Paliburg Int'l (Regal Hotel) 1,050,000    782,250
3.500 % Due 02-06-01
Phoenix Inv. Partners Ltd.     402,500    478,975
6.000 % Due 11-01-15
Pride International Inc. +   2,000,000    697,500
0.000 % Due 04-24-18
Reno Air                       875,000    840,000
9.000% Due 09-30-02
Sabratek Corporation *       1,350,000  1,117,125
6.000 % Due 04-15-05
Sepracor, Inc. *               745,000    835,331
6.250 % Due 02-15-05
SpaceHab Inc.                  250,000    271,875
8.000 % Due 10-15-07
Sunbeam Corporation *        7,000,000  1,592,500
0.000 % Due 03-25-18
Tel-Save Holdings, Inc.        700,000    556,500
4.500 % Due 09-15-02
Thermo Fibertek Inc. *         675,000    688,500
4.500 % Due 07-15-04
Thermo Fibertek Inc. *         500,000     510,000
4.500 % Due 07-15-04
Thermo Optek Inc. *          1,000,000   1,110,000
5.000 % Due 10-15-00
Tingyi Holding Corp. *         250,000     152,500
1.625 % Due 07-17-02
Triarc Companies *+          6,450,000   1,725,375
0.000 % Due 02-09-18
U.S. Diagnostic Labs Inc.    1,440,000   1,065,600
9.000% Due 03-31-03
U.S. Diagnostic Labs Inc. *    630,000     459,900
6.500 % Due 06-30-01
Westbridge Capital Corp. ^     590,000     177,000
7.500% Due 05-01-04
Western Digital Corporation *+3,200,000     854,000
0.000 % Due 02-18-18
World Airways, Inc. *         1,300,000     825,500
8.000 % Due 08-26-04
World Airways, Inc. *            55,000      34,925
8.000 % Due 08-26-04
Total convertible bonds
(cost--$36,310,013.00)                    28,707,544


CONVERTIBLE PREFERRED - 23.01%   Shares  arket Value
BTI Capital Trust $3.25 *        10,000      431,250
Elsag Bailey $2.75               20,000      860,000
General Datacomm Ind. $2.25      25,000      337,500
Hybridon Inc. $6.50 PIK           5,044      277,420
Lab Corp of
America(Class B)$4.250 PIK       38,201    2,053,304
Metromedia Int'l
Group, Inc. $3.625               17,000      875,500
Reno Air $2.25                   60,000    1,395,000
Titanium Metal Inc. $3.3125      20,000      870,000
Treev $0.84 PIK                 153,400    1,342,250
Walden Res. Prop(Class B)$2.29   24,400      695,400
Total preferred stocks
(cost--$10,291,373.83)                      9,137,624

Other Securities - 8.98%           Amount  Market Value
Alliance Capital Management, L.P. 28,000      708,750
Pimco Advisors Holdings LP        34,050    1,161,956
Treev Inc.                        22,079       18,629
Audiovox (3/15/01, 7.125 Strike)  16,800       18,379
Hybridon Class A Wts '03          29,671        3,709
Viacom Class E Wts ' 99          519,400    1,655,588
Total other securities
(cost--$2,364,786.87)                       3,567,011

SHORT STOCK - (1.04%)              Shares   Market Value
Reno Air                         (59,000)    (413,000)
Total short stock
(cost--($449,840.56))           (449,850)    (413,000)

Other assets less liabilities - (3.24%)    (1,290,100)

PARTNERS' CAPITAL - - 100%                  39,709,078


+  Nonincome producing.
* These securities are subject to contractual or legal restrictions on their resale. As of June 30, 1998 the value of these securities as a percentage of investment assets was 45.07%.
^ Bond is currently in default on its previous coupon interest payment.

Percentages are taken as a percent of Partners's Capital on June
30, 1998.

The accompanying notes to financial statements are an integral part of this statement.

ZAZOVE CONVERTIBLE FUND, L.P.
Statement of Operations
For the six months ended June 30, 1998
(Unaudited)

INVESTMENT INCOME
Dividends                  487,561
Interest                   873,747
Other                       16,011
TOTAL INVESTMENT INCOME  1,377,320

EXPENSES:
Management fee             367,292
Margin Interest            111,440
Custodian fees              12,310
Director fees                3,000
Other fees -
clearance fees; filing fees  2,263
Organizational expense       3,607
Accounting and
legal expense10,000
Foreign currency loss       25,959
Mailing costs                1,562
TOTAL EXPENSE              537,435
NET INVESTMENT INCOME      839,885

NET REALIZED AND UNREALIZED
GAINS ON INVESTMENTS:
Net realized gain on
Investments               5,242,711
Net change in unrealized
appreciation or
depreciation of
investments              (3,302,252)

NET GAIN ON INVESTMENTS   1,940,459

NET INCREASE IN PARTNERS' CAPITAL
RESULTING FROM OPERATIONS  2,780,344

ZAZOVE CONVERTIBLE FUND, L.P.
Statement of Changes in Partners' Capital
For the six months ended June 30, 1998
(Unaudited)

OPERATIONS:
Net investment income                     839,885
Net realized gain on investments        5,242,711
Net change in unrealized
appreciation/depreciation
of investments                          (3,302,252)

Net increase in partners' capital
resulting from operations                2,780,345

PARTNERS' CAPITAL TRANSACTIONS:
Contributions                             2,843,806
Withdrawals                              (3,262,739)
Net Contributions                          (418,933)

Net increase in partners' capital          2,361,411

PARTNERS' CAPITAL
Beginning of period                        37,347,668
End of period                              39,709,079


ZAZOVE CONVERTIBLE FUND, L.P.
Statement of Cash Flows
For the six months ended June 30, 1998
(Unaudited)

Cash Flows from Operating Activities:
Net increase in partner's capital
from operations                            2,780,344
Adjustments to reconcile net decrease
in partner's capital from operations
to cash used in operations -
Net change in unrealized gains/losses
on investments                              3,302,252
Net realized gain on investment            (5,242,711)
Increase in dividends receivable              (31,448)
Increase in interest receivable              (162,654)
Decrease in organizational expenditures         3,607
Decrease in accounting payable                 (6,499)
Increase in margin interest payable             3,661
Increase in payable for custody of assets         107
Increase in misc. payable                         964
Increase in contributions held in advance     663,761
Increase in adviser payable                     1,589

Cash received from -
Sale of securities                        112,048,559
Securities sold short                         737,326
Securities sold in prior period,
settled this period                            547,162

Cash paid to-
Purchase securities                       (113,859,477)
Cover short sales                             (390,274)
Securities bought in prior period,
settled this period                         (1,078,312)
Net cash used in operations                   (682,043)

Cash Flows from Financing Activities:
Partner's contributions                      2,843,806
Partner's withdrawals                       (3,262,739)
Increase in margin account due to brokers    1,108,024
Net cash provided by financing                 689,091
Net increase in cash and cash equivalents        7,048

Cash and Cash Equivalents,
beginning of period                               7,181
Cash and Cash Equivalents, end of period         14,229

Zazove Convertible Fund, L.P.
Notes to Financial Statements
For the Period Ended June 30, 1998
(Unaudited)

1.	SIGNIFICANT ACCOUNTING POLICIES:

Zazove Convertible Fund L.P., a Delaware limited partnership, (the "Partnership") is registered under the Investment Company Act of l940 as a non-diversified management investment company that operates as a closed-end interval fund. The investment objective of the Partnership is to maximize long term appreciation and to preserve capital primarily through investments in convertible debt and equity securities.
Zazove Associates, LLC, is the Partnership's Investment Advisor.

The following is a summary of significant accounting policies:

Security Valuations
Securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the mean between the bid and ask prices. Securities traded over the counter are valued at the average of the highest current independent bid and lowest current independent offer reported upon the close of trading on that day. If the market for a security exists predominantly through a limited number of market makers, the security is valued by attaining an independent bid and offer by at least two market makers in the security and valuing the security at the mid-point of the quote that, under the circumstances and in the good faith judgment of the Managing General Partner, represents the fair value of the security. Securities for which market quotations are not available are valued at a fair value as determined in good faith by the Managing General Partner.

Cash and Cash Equivalents
For purposes of the statement of cash flows, cash and cash equivalents include cash and money market investments.
Total interest payments made during the first six months of 1998 were $111,440.

Organizational Costs
Costs incurred by the Partnership in connection with its organization and registration were $36,000. These costs are being charged ratably against income over 60 months from registration of the Partnership.

Other Policies
The accounts of the Partnership are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.	GENERAL PARTNERS:

The Partnership's business and affairs are managed by its General Partners, which consist of the Managing General
Partner and five Director General Partners.

Managing General Partner
The Zazove Convertible Management Limited Partnership, an
Illinois limited partnership that is an affiliate of the Investment Advisor and is controlled by Gene T. Pretti, is responsible for the supervision of the business and affairs of the Partnership. Except for certain actions requiring the approval of the Partners or the Director General
Partners, the Managing General Partner has the power and authority to take all actions that it deems necessary and appropriate to pursue the Partnership's objective.

Director General Partners
Gene T. Pretti, Andrew J. Goodwin, III, Steven M. Kleiman,
Jack L. Hansen and Peter A. Lechman are the Partnership's
Director General Partners. The Managing General Partner must receive the approval of the Director General Partners before taking any action on certain major decisions (e.g., retaining the Partnership's investment adviser and independent public accountant). Each of the three
Director General Partners who are not affiliated with the Investment Advisor received $1,000 for their service to the Partnership during the first six months of 1998.

3.	CONTRIBUTIONS AND WITHDRAWALS:

Capital contributions may be accepted as of the first business day of each month upon approval of the Managing
General Partner. All subscription funds received after the first business day of the month will be added to the general funds of the Partnership at the beginning of the following month.

Quarterly Repurchase Policy
On a quarterly basis, the Partnership offers to repurchase no less than 5% and no more than 25% of the Partnership's outstanding Units at the then net asset value per Unit.
Notice of the terms and conditions of each quarterly repurchase offer are sent to the Partners in advance of the offer.

In the case of the termination of the Partnership, distributions to the Partners will be made in proportion to their respective Unit ownership after the payment of all Partnership creditors.

4.	MANAGEMENT ARRANGEMENTS:

For the first six months of 1998, Zazove Associates, LLC, the Partnership's Investment Adviser, received a monthly management fee from the Partnership equal to .166% (2% annualized rate) of the net asset value of the Partnership as of the opening of business on the first business day of each month. The management fee is reduced to .125%
(1.5% annualized rate) for the Partnership's net asset value in excess of $25,000,000.

5.	EXPENSES:

The Partnership bears all of the costs and expenses of its operations, including the compensation of the Investment Adviser, reimbursement of costs paid on its behalf by the Managing General Partner, fees for professional services, fees and reimbursements paid to Director General Partners, custodial fees, brokerage and other costs of portfolio transactions, the cost of regulatory compliance, the costs associated with maintaining the Partnership's legal existence and the costs involved with communicating with Limited Partners.

6.	INCOME TAXES:

No provision for federal income tax has been made because net income of the Partnership is not taxable as such for federal income tax purposes but is included in the income tax returns of the individual partners.

7.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 1998 and the year ended December 31, 1997, purchases of investment securities (excluding short-term securities) were $113,859,477 and $160,603,091, respectively, and proceeds from sales of investment securities were $112,048,559 and $161,289,777, respectively. For federal income tax purposes, at June 30, 1998, the gross unrealized depreciation on investments was approximately $9,542,419, and the gross unrealized appreciation was approximately $2,024,419. The cost at June 30, 1998 of investments and short positions for federal income tax purposes was approximately $48,967,174 and -449,850 , respectively.

8.	OFF-BALANCE-SHEET RISK AND CONCENTRATIONS OF CREDIT RISK:

The Partnership may engage in the short sale of securities. Securities sold short, not yet purchased, represent obligations of the Partnership that result in off-balance-sheet risk as the ultimate obligation may exceed the amount shown in the accompanying financial statements due to increases in the market values of these securities. At June 30, 1998, the market value of the common stock sold short was $413,000.
These short positions are hedged positions and, as a result, any increase in the Partnership's obligation related to these short positions will generally be offset by gains in the related long convertible position.

At June 30, 1998, the three largest industry concentrations were as follows (as a percentage of investment securities at market value):

Medical Diagnotic Services            8.74%
Air Transport                         6.63%
Financial Services                    6.25%

Since the Partnership does not clear its own investment transactions, it has established an account with a brokerage firm for this purpose. The resulting concentration of credit risk is mitigated by the broker's obligation to comply with the rules and regulations of the Securities and Exchange Act of 1934. At June 30, 1998, the Partnership owed the brokerage firm $1,122,463 for securities purchased on margin. The Partnership held cash and cash equivalents of $14,230 and had a receivable of $10,813, which could be used to effectively offset this margin balance. The Partnership pays interest on any margin balance which is calculated as the daily margin account balance times the broker's margin interest rate.

9.	FINANCIAL HIGHLIGHTS:

Per Unit Operating Performance for the six months ended
June 30, 1998:


Net asset value per unit, beginning of period:
$15.40
Net investment income
$.35
Net gain on securities (realized and unrealized)
$.76
Net asset value per unit, end of period
$16.51
Total Investment Return
Ratios/Supplemental Data
Partners' capital, end of period
$39,709,078
Ratio of expenses (excludes margin interest) to
average partners' capital
1.04%
Ratio of net investment income to average partners' capital
2.06%
Portfolio turnover rate
275%
Average commission rate paid per share
$.04